UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 10, 2008

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2544
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Cleveland-Cliffs Inc published a news release dated October 10, 2008 as follows:

Cleveland-Cliffs Announces Results for Special Meeting Held on Oct. 3

Company Also Sets Record Date for Proposal to
Merge with Alpha Natural Resources

CLEVELAND – Oct. 10, 2008 – Cleveland-Cliffs Inc (NYSE: CLF), which will be renamed Cliffs Natural Resources in mid-October, today announced results for the special meeting of shareholders held on Oct. 3, 2008. The Company said that, based on the results provided by the independent Inspector of Elections, IVS Associates, Inc., its shareholders rejected Harbinger Capital Partners’ control share acquisition proposal. The proposal asked Cleveland-Cliffs shareholders to allow Harbinger to acquire more than one-fifth but less than one-third of Cleveland-Cliffs shares outstanding.

According to the report provided by the Inspector, more than 78.9 million shares were represented in person or by proxy at the meeting, reflecting a total turnout of nearly 74% of all outstanding shares. With respect to the required First Majority Approval, 51.3 million, or 65% of the votes represented at the meeting, voted AGAINST adopting Harbinger’s proposal. With respect to the required Second Majority Approval, or shares voted by holders other than Harbinger Capital Partners, its equity-swap counter parties and other "interested" shareholders, 46.3 million, or 82% of the eligible votes represented, voted AGAINST adopting the Harbinger proposal.

Joseph A. Carrabba, Cliffs chairman, president and chief executive officer, said, "While pleased our shareholders voted to reject Harbinger’s proposal, Cliffs recognizes it will face an uphill battle winning the two-thirds majority of shares outstanding required to complete its proposed transaction with Alpha Natural Resources. We continue to believe that, over the long-term, the transaction is in the best interest of shareholders and are hopeful the number required to approve the deal are convinced of the merits."

Record Date Set for Alpha Natural Resources Transaction Vote
Cliffs set the record date for the shareholder meeting to vote on the proposed transaction with Alpha as of Oct. 6, 2008. The shareholder meeting will take place in mid-November, with a specific date to be determined.

ABOUT CLEVELAND-CLIFFS INC
Cleveland-Cliffs Inc, headquartered in Cleveland, Ohio, is an international mining company, the largest producer of iron ore pellets in North America and a major supplier of metallurgical coal to the global steelmaking industry. The Company operates six iron ore mines in Michigan, Minnesota and Eastern Canada, and three coking coal mines in West Virginia and Alabama. Cliffs also owns 85% of Portman Limited, a large iron ore mining company in Australia, serving the Asian iron ore markets with direct-shipping fines and lump ore. In addition, the Company has a 30% interest in the Amapá Project, a Brazilian iron ore project, and a 45% economic interest in the Sonoma Project, an Australian coking and thermal coal project.

To be added to Cleveland-Cliffs’ e-mail distribution list, please click on the link below:
http://www.cpg-llc.com/clearsite/clf/emailoptin.html

News releases and other information on the Company are available on the Internet at:
http://www.cleveland-cliffs.com or
www.cleveland-cliffs.com/Investors/Pages/default.aspx?b=1041&1=1

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995
A number of the matters discussed in this document are not historical or current facts and deal with potential future circumstances and developments. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the failure to obtain governmental approvals of the transaction on the proposed terms and schedule, and any conditions imposed on the new company in connection with consummation of the merger; the failure to obtain approval of the merger by the stockholders of Cleveland-Cliffs and Alpha and the failure to satisfy various other conditions to the closing of the merger contemplated by the merger agreement; and the risks that are described from time to time in Cleveland-Cliffs’ and Alpha’s respective reports filed with the SEC, including the preliminary joint proxy statement/prospectus, as amended, filed with the SEC on August 12, 2008, and each company’s annual report on Form 10-K for the year ended December 31, 2007. This document speaks only as of its date, and Cleveland-Cliffs disclaims any duty to update the information herein.

Additional Information and Where to Find It
In connection with the proposed transaction with Alpha, a preliminary registration statement on Form S-4 has been filed with the SEC. CLEVELAND-CLIFFS AND ALPHA SHAREHOLDERS ARE ENCOURAGED TO READ THE PRELIMINARY REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT IS PART OF THE DEFINITIVE REGISTRATION STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final joint proxy statement/prospectus will be mailed to shareholders of Cleveland-Cliffs and stockholders of Alpha. In connection with the proposed control share acquisition, Cleveland-Cliffs has filed a definitive proxy statement with the SEC. SHAREHOLDERS OF CLEVELAND-CLIFFS ARE ENCOURAGED TO READ THE PRELIMINARY PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED CONTROL SHARE ACQUISITION.

Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from Cleveland-Cliffs Inc, Investor Relations, 1100 Superior Avenue, Cleveland, Ohio 44114-2544, or call (216) 694-5700, or from Alpha Natural Resources, Inc., One Alpha Place, P.O. Box 2345, Abingdon, Virginia 24212, Attention: Investor Relations, or call (276) 619-4410.

Participants in Solicitation
Cleveland-Cliffs and Alpha and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information concerning Cleveland-Cliffs’ participants is set forth in the proxy statement dated March 26, 2008, for Cleveland-Cliffs’ 2008 annual meeting of shareholders as filed with the SEC on Schedule 14A. Information concerning Alpha’s participants is set forth in the proxy statement, dated April 2, 2008, for Alpha’s 2008 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of Cleveland-Cliffs and Alpha in the solicitation of proxies in respect of the proposed merger and the control share acquisition are included in the preliminary registration statement and joint proxy statement/prospectus, the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

SOURCE: Cleveland-Cliffs Inc

CONTACT:
Steve Baisden
Director, Investor Relations and Corporate Communications
(216) 694-5280
srbaisden@cleveland-cliffs.com

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

October 10, 2008	By:	Traci L. Forrester

Name: Traci L. Forrester
Title: Assistant Secretary